Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin Strategy ETF

(the “Fund”)

September 29, 2023

Supplement To the Fund’s Prospectus and
Statement of Additional Information

Dated January 27, 2023

Notwithstanding anything to the contrary in the Fund’s prospectus and statement of additional information, effectively immediately, the Fund will not purchase ether futures contracts until the effectiveness of an amendment to the Fund’s registration statement contemplating the addition of ether futures contracts to the principal investment strategy of the Fund. Until such time, the Fund will unwind any existing positions in ether futures contracts.

Please Retain This Supplement for Future Reference.